Statutory Financial Information	12 Months Ended
Dec. 31, 2025
Statutory Financial Information Disclosures [Abstract]
Statutory Financial Information	STATUTORY FINANCIAL INFORMATION
Consolidated statutory surplus was $28,370 million and $27,171 million at December 31, 2025 and 2024, respectively. Statutory net income was $10,643 million, $7,670 million, and $3,502 million, for the years ended December 31, 2025, 2024, and 2023, respectively.
At December 31, 2025, $1,614 million of consolidated statutory surplus represented net admitted assets of our insurance subsidiaries and affiliates that are required to meet minimum statutory surplus requirements in such entities’ states of domicile. The companies may be licensed in states other than their states of domicile, which may have higher minimum statutory surplus requirements. Generally, the net admitted assets of insurance companies that, subject to other applicable insurance laws and regulations, are available for transfer to the parent company cannot include the net admitted assets required to meet the minimum statutory surplus requirements of the states where the companies are licensed.
During 2025, the insurance subsidiaries paid aggregate dividends of $10,027 million to their parent company. Based on the dividend laws currently in effect, the insurance subsidiaries could pay aggregate dividends of $9,327 million in 2026 without prior approval from regulatory authorities, subject to other potential state specific limitations, capital requirements, and restrictions on the amount of dividends that can be paid within a 12-month period by the applicable subsidiary.